                                                             EXHIBIT 23(A)(I)(B)

                   AMENDED SCHEDULE A DATED SEPTEMBER 22, 2006

                                       TO

             AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST
                     OF WT MUTUAL FUND DATED MARCH 15, 2002

                       SCHEDULE OF PORTFOLIOS AND CLASSES

PORTFOLIO                                              CLASS OF SHARES
---------                                              ---------------
1.  Roxbury Mid-Cap Fund                            Institutional Shares
                                                    A Shares

2.  Roxbury Small-Cap Growth Fund                   Institutional Shares
                                                    A Shares

3.  Wilmington Aggressive Asset Allocation Fund     Institutional Shares
                                                    A Shares

4.  Wilmington Broad Market Bond Fund               Institutional Shares
                                                    A Shares

5.  Wilmington Conservative Asset Allocation Fund   Institutional Shares
                                                    A Shares

6.  Wilmington ETF Allocation Fund                  Institutional Shares
                                                    A Shares

7.  Wilmington Large-Cap Core Fund                  Institutional Shares
                                                    A Shares

8.  Wilmington Large-Cap Growth Fund                Institutional Shares
                                                    A Shares

9.  Wilmington Large-Cap Value Fund                 Institutional Shares
                                                    A Shares

10. Wilmington Mid-Cap Core Fund                    Institutional Shares
                                                    A Shares

11. Wilmington Moderate Asset Allocation Fund       Institutional Shares
                                                    A Shares

12. Wilmington Multi-Manager International Fund     Institutional Shares
                                                    A Shares

13. Wilmington Multi-Manager Large-Cap Fund         Institutional Shares
                                                    A Shares

14. Wilmington Multi-Manager Mid-Cap Fund           Institutional Shares
                                                    A Shares

15. Wilmington Multi-Manager Real Asset Fund        Institutional Shares
                                                    A Shares

16. Wilmington Multi-Manager Small-Cap Fund         Institutional Shares
                                                    A Shares

17. Wilmington Municipal Bond Fund                  Institutional Shares
                                                    A Shares

PORTFOLIO                                              CLASS OF SHARES
---------                                              ---------------
18. Wilmington Prime Money Market Fund              Institutional Shares
                                                    Service Shares
                                                    Class W Shares

19. Wilmington Short/Intermediate-Term Bond Fund    Institutional Shares
                                                    A Shares

20. Wilmington Small-Cap Core Fund                  Institutional Shares
                                                    A Shares

21. Wilmington Small-Cap Growth Fund                Institutional Shares
                                                    A Shares

22. Wilmington Small-Cap Value Fund                 Institutional Shares
                                                    A Shares

23. Wilmington Tax-Exempt Money Market Fund         Institutional Shares
                                                    Class W Shares

24. Wilmington U.S. Government Money Market Fund    Institutional Shares
                                                    Service Shares
                                                    Class W Shares

25. Wilmington Tax-Managed Cap-Free Fund            Institutional Shares
                                                    A Shares

WT MUTUAL FUND


By:
    ---------------------------------
Name: John J. Kelley
Title: Secretary


                                       A-2